UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — April 30, 2008

NUCRYST PHARMACEUTICALS CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada (State or other jurisdiction of incorporation or organization)	000-51686 (Commission File Number)	Not Applicable (I.R.S. Employer Identification No.)

NUCRYST Pharmaceuticals Corp.
50 Audubon Road
Wakefield, MA 01880
(Address of principal executive offices)
Registrant’s telephone number, including area code: (780) 992-5626
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)     Departure of Certain Officer
On April 30, 2008, NUCRYST announced that Katherine J. Turner will be stepping down, effective immediately as Vice President, Research and Development of the Company.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits
99.1	Press Release dated April 30, 2008 titled “NUCRYST Announces Management Realignment and R&D Portfolio Change”.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nucryst Pharmaceuticals Corp.
By:	/s/ Carol L. Amelio
Carol L. Amelio
Vice President, General Counsel and Corporate Secretary

DATE:   May 6, 2008

Exhibit 99.1
NUCRYST Announces Management Realignment and R&D Portfolio Change
Wakefield, Massachusetts — April 30, 2008 — NUCRYST Pharmaceuticals, a developer and manufacturer of medical products that fight infection and inflammation, today announced that the Company has realigned its management team to further advance its cost reduction and growth strategies. The realignment results in increased management responsibilities for David C. McDowell, Vice President Operations and the appointment of Edward Gaj, Jr., RPh to the newly created position of Vice President Marketing.
The Company also announced that it has discontinued the development of, and out-licensing initiatives for, the current formulation of NPI 32101 silver to treat inflammatory bowel disease (IBD). Preclinical work will continue on the use of NPI 32101 silver for the treatment of Clostridium difficile, as will the Company’s other projects to develop line-extensions, product improvements and new products for the treatment of infection and inflammation in hospitals, specialty clinics and long-term care facilities.
“I am confident that Dave and Ed’s industry expertise, commitment to success and leadership skills will contribute greatly to NUCRYST’s future growth, and I am pleased to announce this significant expansion of their responsibilities,” said Thomas E. Gardner, Chairman and Chief Executive Officer.
Effective May 1, 2008, Mr. McDowell, a 24-year veteran of the pharmaceutical industry will add Research and Development to his current responsibilities for Manufacturing, Quality/Regulatory and Medical Affairs. Research and Development currently reports to Katherine J. Turner, PhD, Vice President Research and Development, who has announced her intention to leave the Company to pursue other opportunities.
Mr. Gardner added, “Following the Company’s decision to consolidate management of Research and Development activities in Canada, Katherine Turner advised us of her intention to explore opportunities outside of NUCRYST. I want to thank Dr. Turner for her contributions during her tenure at NUCRYST, and we wish her success in her future endeavors.”
About Clostridium difficile
Clostridium difficile (also called C. difficile or C. diff) is a bacterium that is recognized as the major causative agent of colitis (inflammation of the colon) and diarrhea that may occur following antibiotic intake. C. difficile infection represents one of the most widespread hospital infections around the world. C. difficile may complicate the course of ulcerative colitis or Crohn’s disease and it is responsible for a significant occurrence of diarrhea in AIDS patients. According to the Centers for Disease Control and Prevention, each year in the United States C. difficile is responsible for tens of thousands of cases of diarrhea and at least 5,000 deaths.
About NUCRYST Pharmaceuticals
NUCRYST Pharmaceuticals (NASDAQ: NCST; TSX: NCS) develops, manufactures and commercializes medical products that fight infection and inflammation using its patented atomically disordered nanocrystalline silver technology. Smith & Nephew plc sell a range of advanced wound care products under their Acticoat™ trade mark. Acticoat™ products incorporate NUCRYST’s SILCRYST™ coatings and are sold in over 30 countries. NUCRYST is also developing pharmaceutical products to address medical conditions that are characterized by both infection and inflammation. The Company has developed its proprietary nanocrystalline silver in a powder form, referred to as NPI 32101 for use in medical devices and as an active pharmaceutical ingredient.
For more information, contact:
Gregory W. Gin
Lazar Partners
212.867.1762
info@nucryst.com
Acticoat™ is a trademark of Smith & Nephew plc
SILCRYST™ is a trademark of NUCRYST Pharmaceuticals Corp.
This news release contains forward-looking statements within the meaning of securities legislation in the United States and Canada (collectively “forward-looking statements”). The words “believes”, “contribute”, “develop”, “advance”, “expects”, “plans”, “anticipates”, “estimates”, “intends”, “projects”, “may”, “might”, “would”, “will”, “could”, “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this news release include, but are not limited to, statements about: our strategy, future operations, prospects and plans of management and our ability to successfully develop new products, line extensions and product improvements, expand the company’s business and control costs. With respect to the forward-looking statements contained in this news release, readers are cautioned that numerous risks, uncertainties and other factors could cause our actual results to differ materially from those indicated in these statements including, but not limited to: difficulties or delays in the initiation, timing, progress and results of our preclinical trials and research and development programs relating to the development of products containing our nanocrystalline silver for treatment of Clostridium difficile indications; our ability to maintain our collaboration with Smith & Nephew; our reliance on sales of Acticoat™ products with our SILCRYST™ coatings by Smith & Nephew; future sales of Acticoat™ may not be sufficient to adequately fund our research and development plans; our future operation results are uncertain and likely to fluctuate; we may not be able to retain existing and obtain new regulatory approvals for our NPI 32101 barrier cream and any future products; our ability to successfully achieve sustainable cost reductions; we may not be able to establish successful commercialization programs, through new corporate collaborations or otherwise, for our NPI 32101 barrier cream or for other future products; competition from other silver-based pharmaceutical or medical device companies; our ability to raise additional financing required to fund further research and development, clinical studies and obtain regulatory approvals, on commercially acceptable terms or at all; changes in currency exchange rates; our ability to protect our intellectual property rights and to not infringe on the intellectual property rights of others; our ability to comply with governmental regulations and standards; our ability to successfully attract and retain skilled and experienced personnel; changes in general economic and capital market conditions; other risks and uncertainties unidentified at this time; and management’s response to these factors. Although we have attempted to identify the important risks, uncertainties and other factors that could cause actual results or events to differ materially from those expressed or implied in forward-looking statements, there may be other factors that cause actual results or events to differ from those expressed or implied in forward looking statements. For a more thorough discussion of the risks associated with our business, see the “Risk Factors” section in our Annual Report on Form 10-K for the year ended December 31, 2007, filed with the U.S. Securities and Exchange Commission on EDGAR at www.sec.gov and with securities authorities in Canada on SEDAR at www.sedar.com. All forward-looking statements are expressly qualified in their entirety by this cautionary statement and NUCRYST disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future developments or otherwise after the date hereof.